Exhibit 10.10

SECOND AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT (“Second Amendment,”) is made and entered into as of November 7, 2014 by and between JBS USA, LLC, a Delaware limited liability company (formerly known as JBS USA, Inc.) (“JBS”) and J & F Oklahoma Holdings Inc., a Delaware corporation (“J & F”).

RECITALS

A.	JBS and J & F have entered into the Cattle Purchase and Sale Agreement dated as of October 23, 2008, as amended by that First Amendment to Cattle Purchase and Sale Agreement dated September 22, 2010 (the “Agreement”); and

B.	JBS and J & F desire to amend the Agreement to extend the term past November 7, 2019.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

a. Section 10 of the Agreement is amended by deleting “December 31, 2016” in the first sentence thereof and replacing it with “December 31, 2019.”

b. Other than as set forth in this Second Amendment, all provisions of the Agreement shall remain in full force and effect.

c. The Agreement, as amended by this Second Amendment, constitutes the entire agreement of the parties with respect to the matters set forth in the Agreement, as amended by this Second Amendment and supersede any prior understanding or agreement, oral or written, with respect to such matters.

d. This Second Amendment may be executed in counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

e. This Second Amendment shall be governed and construed in accordance with the laws of the State of Colorado without giving effect to any choice or conflict of laws rule or provision that would cause the application of the domestic substantive laws of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, J & F and JBS have executed this Second Amendment to the Agreement as of the date first written above.

J & F:

J & F Oklahoma Holdings Inc., a Delaware corporation

By:	/s/ Luke Lind
Name:	Luke Lind
Its:	President

JBS:

JBS USA LLC, a Delaware limited liability company

By:	/s/ Gustavo Biscardi
Name:	Gustavo Biscardi
Its:	Treasurer

[Signature Page to Second Amendment of U.S. Cattle Purchase and Sale Agreement]